Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Tradeshow Marketing Company, Ltd. (the "Company") on Form 10Q-SB/A for the period ended November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,Peggie-Ann Kirk, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By /s/ Peggie-Ann Kirk Peggie-Ann Kirk Chief Financial Officer Date: 14th March ,2007